UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020

New Beginnings Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39679	85-2642786
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

800 1st Street
Unit 1
Miami, FL 33139
(Address of Principal Executive Offices) (Zip Code)

(917) 592-7979

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable warrant	NBA.U	NYSE American, LLC
Common Stock, par value $0.0001 per share	NBA	NYSE American, LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	NBA WS	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2020, the Registration Statement on Form S-1 (SEC File No. 333-248944) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of units of New Beginnings Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On October 29, 2020, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on October 29, 2020. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated October 29, 2020 as filed with the SEC on November 2, 2020. This Current Report on Form 8-K is being filed to file such executed agreements and amended and restated certificate of incorporation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 29, 2020, the following individuals were appointed to the board of directors of the Company: Benjamin Garrett, Frank A. Del Rio, Kate Walsh and Perry Weitz. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 8.01. Other Events.

On October 29, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference

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Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and Ladenburg Thalmann & Co. Inc. and EarlyBirdCapital, Inc., as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration Rights Agreement between the Company and certain security holders.

10.3	Administrative Services Agreement between the Company and RLMG Investments, LLC.

10.4	Form of Indemnification Agreement.

10.5	Placement Unit Subscription Agreement between the Registrant and New Beginnings Sponsor, LLC.

10.6	Letter Agreement by and among the Company, its officers, its directors and the Sponsor.

99.1	Press Release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2020

New Beginnings ACQUISITION CORP.

By:	/s/ Michael S. Liebowitz
Name: Michael S. Liebowitz
Title: Chief Executive Officer

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